CORPORATE
HIGH YIELD
FUND II, INC.














FUND LOGO











Annual Report

August 31, 1996

This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



























Corporate High
Yield Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper

CORPORATE HIGH YIELD FUND II, INC.



The Benefits and
Risks of
Leveraging


Corporate High Yield Fund II, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.




DEAR SHAREHOLDER

High-Yield Market Overview
High-yield bonds have performed well relative to other fixed-income investments over the last year. The high-yield market, as measured by the unmanaged Merrill Lynch High Yield Index, returned +9.3% for the year ended August 31, 1996 and +2.8% during the six months ended August 31, 1996. This compares to +1.4% and -2.4%, respectively, for ten-year US Treasury bonds. Strong earnings fundamentals, moderate default levels, high coupon income and good technical support from cash inflows to the high-yield market have buoyed prices for high-yield bonds in the past year. Although there were periods when high-yield bonds tracked other bond types quite closely, the importance of earnings and credit risk perception led high-yield bonds to offer very different returns than other fixed-income investments over an extended time period. The table below reflects the correlation of investment returns of US Treasury notes with other financial asset categories from 1980 to 1995. A perfect correlation would be 1.0, and no correlation in returns would be 0.


Correlation with US Treasury Notes

High Yield Index     0.60   Somewhat correlated
Equity Index:
 S&P 500 Index       0.29   Minimally correlated
Bond Indexes:
 High Quality
 Corporate Index     0.93   Highly correlated
 Mortgage Index      0.91   Highly correlated


We believe that high-yield bond market returns will continue to diverge from other fixed-income investments over the next few months, but that in the next period the high-yield bond market is likely to reverse its favorable trend and underperform US Treasury securities. Because high-yield bonds reacted only modestly to the major drop in Government and high-grade bond prices early this year, yield spreads tightened substantially. The yield spread between ten-year Treasury securities and the unmanaged Merrill Lynch Master Index at December 31, 1995 was 400 basis points (4%) as compared to only 276 basis points at August 30, 1996. Historically, high-yield investors required a larger spread than this to compensate for the greater credit risk of high-yield securities. Although high-yield fundamentals remain sound, we expect spreads to widen, causing underperformance in the high-yield market. Furthermore, with fixed-income markets in a nervous transition period while investors evaluate the potential for strong economic growth, we believe there is room for further downside in fixed-income investments.

Fund Performance
For the year ended August 31, 1996, total investment return on the Fund's Common Stock was +12.71%, based on a change in the per share net asset value from $12.44 to $12.56, and assuming reinvestment of $1.376 per share income dividends. For the six months ended August 31, 1996, total investment return for the Fund was +3.57%. During the same period, the net annualized yield of the Fund's Common Stock was 10.96%.

Leverage Strategy
For the six months ended August 31, 1996, the Fund was on average 10% leveraged. In other words, the Fund borrowed the equivalent of 10% of its total assets. On August 30, 1996, the Fund was 7.8% leveraged, having borrowed $9.25 million of the $60 million credit line available at an average borrowing cost of 5.81%. This represents a decrease in borrowing from the 20% leverage peak of the Fund in December 1995.

Our reduced leverage position reflects our caution on the direction of high-yield bond prices. At this time our borrowings are primarily invested in bonds that we believe have limited downside risk from adverse interest rate moves or from earnings disappointments. While such bonds generally have limited upside as well, we are able to enhance somewhat the yield of the portfolio by earning the modest spread between our borrowing cost and the yield on our investments. Given our cautious view on the market and barring a dramatic market move in one direction or the other, we expect to maintain or somewhat reduce leverage in the coming months. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


Fund Strategy and
Portfolio Characteristics
Given our cautious view on the high-yield market, we intend to continue to invest in bonds that will provide a modest income pick up for limited risk. We will also selectively participate in new issues and seek out attractively valued situations. However, at this time, we do not expect major shifts in the composition of the portfolio based on our market outlook.

At the end of the August period, major industries represented in the portfolio as a percentage of total high-yield investments included: communications, 13%; energy, 12.1%; utilities, 6.8%; transportation services, 6.3%; and broadcast/cable, 5.8%. The average maturity of the portfolio at August 31, 1996 was 5 years, 11 months.

In Conclusion
We thank you for your investment in Corporate High Yield Fund II, Inc., and we look forward to assisting you with your financial goals in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent T. Lathbury III)
Vincent T. Lathbury III
Vice President and Portfolio Manager





(Elizabeth M. Phillips)
Elizabeth M. Phillips
Vice President and Portfolio Manager





October 1, 1996





Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Elizabeth M. Phillips, Vice President
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian & Transfer Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

NYSE Symbol
KYT



SCHEDULE OF INVESTMENTS
                      S&P      Moody's   Face                                                                        Value
INDUSTRIES           Rating   Rating    Amount           Corporate Bonds                               Cost        (Note 1a)
Airlines--1.9%                                    USAir Inc.:
                     B+       B1    $1,565,744     11.20% due 3/19/2005**                          $  1,377,854  $  1,587,351
                     B+       B1       500,000     10.375% due 3/01/2013                                477,500       496,250
                                                                                                   ------------  ------------
                                                                                                      1,855,354     2,083,601


Automotive--0.6%     B        B3       625,000    Collins & Aikman Products, 11.50% due 4/15/2006       625,000       640,625


Broadcasting/        CCC+     Caa    2,948,149    American Telecasting, Inc., 13.49% due
Cable--6.1%                                       6/15/2004*                                          2,082,174     2,078,445
                     CCC+     Caa    2,961,000    Australis Media Ltd., 14.09% due 5/15/2003* (d)     1,785,405     1,658,160
                     BB-      B3       500,000    CAI Wireless Systems, Inc., 12.25% due
                                                  9/15/2002                                             500,000       515,000
                     B-       B2     1,250,000    EZ Communication, Inc., 9.75% due 12/01/2005        1,265,625     1,262,500
                     B+       B3     1,515,000    Videotron Holdings PLC, 12% due 7/01/2004*          1,054,757     1,132,463
                                                                                                   ------------  ------------
                                                                                                      6,687,961     6,646,568


Broadcasting &       BB       Ba3    1,250,000    Grupo Televisa S.A., 11.375% due 5/15/2003 (b)      1,250,000     1,300,000
Publishing--3.5%     B        B3     1,090,000    The Katz Corp., 12.75% due 11/15/2002               1,205,350     1,209,900
                     NR+++    NR+++  1,301,116    SCI Television Inc., 8.50% due 6/30/1998            1,302,742     1,301,116
                                                                                                   ------------  ------------
                                                                                                      3,758,092     3,811,016


Building             BB       B1       500,000    Building Materials Corporation, 11.06%
Materials--2.8%                                   due 7/01/2004*                                        377,097       393,750
                     BB       B1       625,000    Cemex S.A., 12.75% due 7/15/2006 (b)                  625,000       662,500
                     B-       Caa    2,000,000    Inter-City Products Corp., 9.75% due 3/01/2000      1,975,000     1,925,000
                                                                                                   ------------  ------------
                                                                                                      2,977,097     2,981,250

Chemicals--2.1%      B+       Ba3    1,217,000    G-I Holdings Inc., 11.86% due 10/01/1998*             950,151     1,010,110
                     B-       Ba3      850,000    Indspec Chemical Corp., 9.26% due 12/01/2003*         744,059       743,750
                     BB+      Ba3      500,000    Veridian Inc., 9.75% due 4/01/2003                    485,625       518,125
                                                                                                   ------------  ------------
                                                                                                      2,179,835     2,271,985


Communications--     CCC+     B3     2,250,000    Cellular Communications International Inc.,
13.7%                                             11.885% due 8/15/2000*                              1,423,885     1,378,125
                     B+       B3     2,070,000    Comunicacion Celular, 13.153% due 11/15/2003*       1,210,012     1,252,350
                     NR+++    NR+++  2,000,000    Echostar Communications Corp., 11.519%
                                                  due 6/01/2004*                                      1,525,688     1,480,000
                     B-       B3     1,250,000    Millicom International Cellular S.A., 14.62%
                                                  due 6/01/2006* (b)                                    638,696       675,000
                     B-       B3     1,000,000    Nextel Communications, Inc., 11.966% due
                                                  8/15/2004*                                            687,637       590,000
                     NR+++    NR+++  1,250,000    Nextlink Communications, 12.50% due
                                                  4/15/2006 (b)                                       1,250,000     1,234,375
                     B        B3     3,500,000    PanAmSat L.P., 10.65% due 8/01/2003*                2,860,873     3,110,625
                     BB-      B2     2,000,000    Rogers Communications Inc., 10.875% due
                                                  4/15/2004                                           2,005,000     2,045,000
                     BB-      B1     2,000,000    Telefonica de Argentina S.A., 11.875%
                                                  due 11/01/2004                                      1,960,160     2,115,000
                     B        B3     1,915,000    Wireless One Inc., 13.499% due 8/01/2006* (e)       1,007,997       981,438
                                                                                                   ------------  ------------
                                                                                                     14,569,948    14,861,913


Conglomerates--      B+       B1     2,000,000    Coltec Industries, Inc., 10.25% due 4/01/2002       2,135,000     2,070,000
1.9%


Consumer             B        NR+++  2,000,000    Coleman Holdings, Inc., 10.65% due 5/27/1998*       1,671,803     1,705,000
Products--5.5%       B-       B2     1,333,000    Polymer Group Inc., 12.25% due 7/15/2002            1,290,083     1,436,307
                     B        B2     2,000,000    Revlon Consumer Products Corp., 9.375%
                                                  due 4/01/2001                                       1,757,658     2,010,000
                     B-       B2       820,000    Samsonite Corporation, 11.125% due 7/15/2005          793,038       852,800
                                                                                                   ------------  ------------
                                                                                                      5,512,582     6,004,107


Consumer             B        B2     1,110,000    Affinity Group Inc., 11.50% due 10/15/2003          1,140,250     1,137,750
Services--1.0%


Diversified--1.2%    NR+++    B3     1,250,000    Crain Industries, 13.50% due 8/15/2005              1,256,875     1,343,750

Energy--12.8%        B        B2     1,125,000    Benton Oil & Gas Co., 11.625% due 5/01/2003 (b)     1,125,000     1,203,750
                     BB       B2       500,000    California Energy Company, Inc., 9.875%
                                                  due 6/30/2003                                         500,000       511,250
                     B+       B2     2,000,000    Clark USA Inc., 10.875% due 12/01/2005              2,000,000     2,030,000
                     B-       B1     1,250,000    KCS Energy Inc., 11% due 1/15/2003                  1,279,375     1,340,625
                     BB-      B1       750,000    Maxus Energy Corp., 11.50% due 11/15/2015             781,875       788,437
                     BBB-     Baa3   2,000,000    Oleoducts Central S.A., 9.35% due 9/01/2005 (b)     2,000,000     1,986,000
                     NR+++    NR+++  2,500,000    Trans Dakota Oil, 24% due 9/16/1996 (b)             2,501,563     2,500,000
                     CCC+     Caa    1,000,000    Transamerican Refining Corporation, 16.50%+++++
                                                  due 2/15/2002                                         991,805       940,000
                     BB-      Ba3    2,000,000    TransTexas Gas Corp., 11.50% due 6/15/2002          2,000,000     2,085,000
                     BB-      B1       500,000    Yacimientos Petroliferos Fiscales S.A., 8% due
                                                  2/15/2004                                             322,500       453,750
                                                                                                   ------------  ------------
                                                                                                     13,502,118    13,838,812


Entertainment--      B        Caa    2,425,000    Marvel Holdings Inc., 9.125% due 2/15/1998          2,193,625     2,267,375
2.4%                 D        Ca     3,604,000    Spectravision, Inc., 11.65% due
                                                  12/01/2002++ (c)                                    3,230,551       351,390
                                                                                                   ------------  ------------
                                                                                                      5,424,176     2,618,765


Financial            BB+      Ba1    2,000,000    Penncorp Financial Group, Inc., 9.25%
Services--3.7%                                    due 12/15/2003                                      2,000,000     2,040,000
                     BB-      B1     2,000,000    Reliance Group Holdings Inc., 9.75% due
                                                  11/15/2003                                          2,010,000     2,005,000
                                                                                                   ------------  ------------
                                                                                                      4,010,000     4,045,000


Food &               B        B3       500,000    Curtice Burns Foods, Inc., 12.25% due
Beverage--3.8%                                    2/01/2005                                             500,000       475,000
                     B-       B3     1,000,000    Envirodyne Industries, Inc., 10.25% due
                                                  12/01/2001                                          1,018,750       880,000
                     CCC+     Caa    3,000,000    Fresh Del Monte Produce Corp., 10% due
                                                  5/01/2003                                           2,875,000     2,805,000
                                                                                                   ------------  ------------
                                                                                                      4,393,750     4,160,000


Foreign Government   BB-      B1     2,000,000    Republic of Argentina, 8.375% due 12/20/2003        1,901,500     1,707,500
Obligations--1.6%


Gaming--5.3%         BB       Ba3    1,000,000    Bally's Park Place, Inc., 9.25% due 3/15/2004         971,250     1,060,000
                     B+       B2     2,000,000    GB Property Funding Corp., 10.875% due 1/15/2004    1,952,500     1,740,000
                     D        Caa    2,000,000    Harrah's Jazz Company, 14.25% due 11/15/2001 (c)    2,000,000     1,040,000
                     BB-      B1     2,000,000    Trump Atlantic City, 11.25% due 5/01/2006           2,000,000     1,910,000
                                                                                                   ------------  ------------
                                                                                                      6,923,750     5,750,000

Health Services--    B        B      1,150,000    MEDIQ/PRN Life Support Services Inc., 12.125%
2.7%                                              due 7/01/1999                                       1,201,313     1,242,000
                     B+       B1     1,500,000    Quorum Health Group, 11.875% due 12/15/2002         1,657,500     1,657,500
                                                                                                   ------------  ------------
                                                                                                      2,858,813     2,899,500


Home-Builders--      B+       B1       750,000    Ryland Group, Inc. (The), 10.50% due 7/01/2006        738,652       746,250
0.7%


Industrials--0.5%    BB-      Ba1      500,000    Advanced Micro Devices Inc., 11% due 8/01/2003        500,000       506,250


SCHEDULE OF INVESTMENTS (concluded)
                      S&P      Moody's   Face                                                                        Value
INDUSTRIES           Rating   Rating    Amount           Corporate Bonds                               Cost        (Note 1a)

Metals &             B-       B2    $2,000,000    Kaiser Aluminum & Chemical Corp., 12.75%
Mining--5.1%                                      due 2/01/2003                                    $  2,090,000  $  2,150,000
                                                  Maxxam Group, Inc.:
                     B-       B3     2,000,000     11.25% due 8/01/2003                               1,990,000     2,010,000
                     B-       B3     1,835,000     14.726% due 8/01/2003*                             1,301,979     1,339,550
                                                                                                   ------------  ------------
                                                                                                      5,381,979     5,499,550


Packaging--0.9%                                   Anchor Glass Container Corp.:
                     CCC-     Caa    1,000,000     10.25% due 6/30/2002                                 695,000       500,000
                     CCC-     Ca     2,000,000     9.875% due 12/15/2008                              2,035,000       500,000
                                                                                                   ------------  ------------
                                                                                                      2,730,000     1,000,000


Paper--5.1%          B        B3     1,125,000    Crown Paper Co., 11% due 9/01/2005                  1,047,656     1,057,500
                     BB-      Ba3      750,000    Doman Industries Ltd., 8.75% due 3/15/2004            685,312       690,000
                     BB-      B2     1,000,000    Repap New Brunswick, Inc., 9.875% due
                                                  7/15/2000                                           1,000,000       995,000
                     BB-      B1     1,000,000    Repap Wisconsin Finance, Inc., 9.25% due
                                                  2/01/2002                                             872,500       980,000
                     B        B3       750,000    Riverwood International Corp., 10.875% due
                                                  4/01/2008                                             744,375       727,500
                     B+       B1     1,000,000    S.D. Warren Co., 12% due 12/15/2004                 1,000,000     1,057,500
                                                                                                   ------------  ------------
                                                                                                      5,349,843     5,507,500

Real Estate--1.3%    NR+++    NR+++  2,325,000    Rockefeller Center Properties, Inc., 11.07%
                                                  due 12/31/2000*                                     1,475,188     1,395,000


Restaurants &        CCC+     Caa    1,250,000    Flagstar Corp., 11.375% due 9/15/2003               1,296,875       837,500
Food Service--
0.8%


Specialty            B-       B3     1,500,000    Specialty Retailers, Inc., 11% due 8/15/2003        1,518,750     1,500,000
Retailing--1.4%


Steel--2.3%          B        B1     1,375,000    Gulf States Steel Acquisition Corp., 13.50%
                                                  due 4/15/2003                                       1,347,512     1,244,375
                     B+       B1     1,250,000    WCI Steel, Inc., 10.50% due 3/01/2002               1,250,000     1,293,750
                                                                                                   ------------  ------------
                                                                                                      2,597,512     2,538,125


Textiles--0.9%       B-       Caa    1,250,000    Decorative Home Accents, Inc., 13% due 6/30/2002    1,244,141       962,500


Transportation--     BB-      B1       500,000    Sea Containers Ltd., 12.50% due 12/01/2004            547,500       547,500
0.5%


Transportation       BB-      Ba2    2,000,000    Eletson Holdings, Inc., 9.25% due 11/15/2003        2,030,000     1,920,000
Services--6.2%       B-       B3     4,271,000    Transtar Holdings, Inc., 12.75% due 12/15/2003*     2,848,684     3,117,830
                     B        B2     1,750,000    Trism Inc., 10.75% due 12/15/2000                   1,666,875     1,645,000
                                                                                                   ------------  ------------
                                                                                                      6,545,559     6,682,830


Utilities--7.2%      B+       B1     2,454,000    Beaver Valley Funding Corp., 9% due 6/01/2017       2,302,665     1,946,660
                                                  CTC Mansfield Funding Corp.:
                     B+       Ba3      698,000     10.25% due 3/30/2003                                 647,395       712,672
                     B+       Ba3    1,300,000     11.125% due 9/30/2016                              1,399,937     1,306,968
                     BB-      B1     1,500,000    Metrogas S.A., 12% due 8/15/2000                    1,497,500     1,591,875
                     NR+++    NR+++  2,359,520    Tucson Electric & Power Co., 10.21%
                                                  due 1/01/2009 (b)                                   2,312,331     2,219,554
                                                                                                   ------------  ------------
                                                                                                      8,159,828     7,777,729


                                                  Total Investments in Corporate Bonds--105.5%      119,797,928   114,372,876

                                   Shares Held           Common Stocks & Warrants


Broadcasting/                           18,350    American Telecasting, Inc. (Warrants) (a)                   0        91,750
Cable--0.1%


Communications--                         1,250    Cellular Communications International Inc.
0.0%                                              (Warrants) (a)(c)                                      30,163        18,750
                                         2,070    Comunicacion Celular  (Warrants) (a)(b)(c)              2,261        10,350
                                                                                                   ------------  ------------
                                                                                                         32,424        29,100


Energy--0.0%                             8,417    Transamerican Refining Corporation (Warrants) (a)      20,193        16,834


Steel--0.0%                              1,375    Gulf States Steel Corp. (Warrants) (a)(b)              14,988           344


Supermarkets--                          35,348    Grand Union Co. (c)                                 2,103,750       201,042
0.2%


Textiles--0.0%                           1,250    Decorative Home Accents, Inc. (Class F) (b)(c)          9,609         6,875


                                                  Total Investments in Common Stocks &
                                                  Warrants--0.3%                                      2,180,964       345,945


                                   Face Amount           Short-Term Securities


Commercial                          $1,015,000    General Electric Capital Corp., 5.30%
Paper***--1.0%                                    due 9/03/1996                                       1,015,000     1,015,000



                                                  Total Investments in Short-Term Securities--1.0%    1,015,000     1,015,000


                                                  Total Investments--106.8%                        $122,993,892   115,733,821
                                                                                                   ============
                                                  Liabilities in Excess of Other Assets--(6.8%)                    (7,343,144)
                                                                                                                 ------------
                                                  Net Assets--100.0%                                             $108,390,677
                                                                                                                 ============


                    *Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
                   **Subject to principal paydowns.
                  ***Commercial Paper is traded on a discount basis; the interest rate shown is the rate paid at the time of purchase by the Fund.
                   ++Represents a pay-in-kind security which may pay interest in additional face.
                  +++Not Rated.
                +++++Coupon rate resets periodically. The coupon rate shown is the rate in effect at August 31, 1996.
                  (a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and the number of shares/face amount are subject to adjustment under certain conditions until the expiration date.
                  (b)Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $11,799,000, representing 10.9% of net assets.

                                                                               Acquisition                            Value
                     Issue                                                       Date(s)               Cost         (Note 1a)
                     Benton Oil & Gas Co., 11.625% due 5/01/2003                 5/02/1996        $ 1,125,000      $ 1,203,750
                     Cemex S.A., 12.75% due 7/15/2006                            7/22/1996            625,000          662,500
                     Comunicacion Celular (Warrants)                             5/15/1996              2,261           10,350
                     Decorative Home Accents, Inc. (Class F)                6/30/1995-9/20/1995         9,609            6,875
                     Grupo Televisa S.A., 11.375% due 5/15/2003                  5/13/1996          1,250,000        1,300,000
                     Gulf States Steel Corp. (Warrants)                          8/08/1995             14,988              344
                     Millicom International Cellular S.A.,
                      14.62% due 6/01/2006                                   7/30/1996-8/13/1996      638,696          675,000
                     Nextlink Communications,12.50% due 4/15/2006                4/25/1996          1,250,000        1,234,375
                     Oleoducts Central S.A, 9.35% due 9/01/2005                  6/21/1995          2,000,000        1,986,000
                     Trans Dakota Oil, 24% due 9/16/1996                         3/22/1996          2,501,563        2,500,000
                     Tucson Electric & Power Co., 10.21% due 1/01/2009           3/23/1994          2,312,331        2,219,554

                     Total                                                                        $11,729,448      $11,798,748
                                                                                                  ===========      ===========

                  (c)Non-income producing security.
                  (d)Each $1,000 face amount contains one warrant of Australis Media Ltd.
                  (e)Each $1,000 face amount contains one warrant of Wireless One Inc.

                  Ratings of issues shown have not been audited by Deloitte & Touche LLP.

                  See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of August 31, 1996
Assets:             Investments, at value (identified cost--$122,993,892) (Note 1a)                         $115,733,821
                    Cash                                                                                          50,562
                    Interest receivable                                                                        2,558,306
                    Deferred organization expenses (Note 1e)                                                      26,189
                    Prepaid expenses and other assets                                                             26,493
                                                                                                            ------------
                    Total assets                                                                             118,395,371
                                                                                                            ------------


Liabilities:        Payables:
                      Loans (Note 5)                                                       $  9,250,000
                      Securities purchased                                                      563,472
                      Interest on loans (Note 5)                                                 56,011
                      Investment adviser (Note 2)                                                53,510
                      Commitment fees                                                             8,768        9,931,761
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        72,933
                                                                                                            ------------
                    Total liabilities                                                                         10,004,694
                                                                                                            ------------


Net Assets:         Net assets                                                                              $108,390,677
                                                                                                            ============


Capital:            Common stock, par value $.10 per share, 200,000,000 shares authorized                   $    863,085
                    Paid-in capital in excess of par                                                         120,214,523
                    Undistributed investment income--net                                                         681,877
                    Accumulated realized capital losses on investments--net (Note 6)                          (6,108,737)
                    Unrealized depreciation on investments--net                                               (7,260,071)
                                                                                                            ------------
                    Net Assets--Equivalent to $12.56 per share based on 8,630,851 shares of
                    capital stock outstanding (market price $13.00)                                         $108,390,677
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENT OF OPERATIONS
                    For the Year Ended August 31, 1996
Investment Income   Interest and discount earned                                                            $ 13,575,341
(Note 1d):


Expenses:           Loan interest expense (Note 5)                                                             1,056,660
                    Investment advisory fees (Note 2)                                                            626,605
                    Professional fees                                                                             71,490
                    Borrowing cost (Note 5)                                                                       68,830
                    Accounting services (Note 2)                                                                  65,654
                    Directors' fees and expenses                                                                  49,954
                    Printing and shareholder reports                                                              37,825
                    Transfer agent fees                                                                           30,279
                    Custodian fees                                                                                12,965
                    Amortization of organization expenses (Note 1e)                                               11,761
                    Pricing services                                                                               6,226
                    Listing fees                                                                                     500
                    Other                                                                                         31,953
                                                                                                            ------------
                    Total expenses                                                                             2,070,702
                                                                                                            ------------
                    Investment income--net                                                                    11,504,639
                                                                                                            ------------


Realized &          Realized loss on investments--net                                                           (430,981)
Unrealized Gain     Change in unrealized depreciation on investments--net                                      1,676,281
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 12,749,939
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                  For the Year
                                                                                                 Ended August 31,
                    Increase (Decrease) in Net Assets:                                        1996             1995
Operations:         Investment income--net                                                 $ 11,504,639     $ 11,740,682
                    Realized loss on investments--net                                          (430,981)      (4,451,502)
                    Change in unrealized depreciation on investments--net                     1,676,281        5,517,040
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     12,749,939       12,806,220
                                                                                           ------------     ------------


Dividends to        Investment income--net                                                  (11,768,201)     (11,976,116)
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends to shareholders     (11,768,201)     (11,976,116)
                                                                                           ------------     ------------


Capital Share       Value of shares issued to Common Stock shareholders in reinvestment
Transactions        of dividends                                                              1,355,059        3,527,544
(Note 4):                                                                                  ------------     ------------
                    Net increase in net assets derived from capital share transactions        1,355,059        3,527,544
                                                                                           ------------     ------------


Net Assets:         Total increase in net assets                                              2,336,797        4,357,648
                    Beginning of year                                                       106,053,880      101,696,232
                                                                                           ------------     ------------
                    End of year*                                                           $108,390,677     $106,053,880
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1g)                         $    681,877     $    800,660
                                                                                           ============     ============


                    See Notes to Financial Statements.


STATEMENT OF CASH FLOWS
                    For the Year Ended August 31, 1996

Cash Provided by    Net increase in net assets resulting from operations                                    $ 12,749,939
Operating           Adjustments to reconcile net increase (decrease) in net assets
Activities:         resulting from operations to net cash provided by operating activities:
                      Decrease in receivables                                                                    159,452
                      Decrease in other assets                                                                    17,947
                      Decrease in other liabilities                                                             (129,959)
                      Realized and unrealized loss on investments--net                                        (1,245,300)
                      Amortization of discount                                                                (2,407,428)
                                                                                                            ------------
                    Net cash provided by operating activities                                                  9,144,651
                                                                                                            ------------

Cash Provided by    Proceeds from sales of long-term investments                                              96,423,428
Investing           Purchases of long-term investments                                                       (84,252,174)
Activities:         Purchases of short-term investments                                                     (234,271,958)
                    Proceeds from sales and maturities of short-term investments                             234,230,000
                                                                                                            ------------
                    Net cash provided by investing activities                                                 12,129,296
                                                                                                            ------------


Cash Used for       Cash receipts from borrowings                                                             38,500,000
Financing           Cash payments on borrowings                                                              (49,000,000)
Activities:         Dividends paid to shareholders                                                           (10,734,310)
                                                                                                            ------------
                    Net cash used for financing activities                                                   (21,234,310)
                                                                                                            ------------


Cash:               Net increase in cash                                                                          39,637
                    Cash at beginning of year                                                                     10,925
                                                                                                            ------------
                    Cash at end of year                                                                     $     50,562
                                                                                                            ============


Cash Flow           Cash paid for interest                                                                  $  1,183,634
Information:                                                                                                ============


Non-Cash            Capital shares issued in reinvestment of dividends paid to shareholders                 $  1,355,059
Financing                                                                                                   ============
Activities:


                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                                                For the
                                                                                                                Period
                    The following per share data and ratios have been derived          For the                November 26,
                    from information provided in the financial statements.            Year Ended                1993++ to
                                                                                      August 31,               August 31,
                    Increase (Decrease) in Net Asset Value:                     1996            1995             1994
Per Share           Net asset value, beginning of period                     $      12.44   $      12.37    $      14.18
Operating                                                                    ------------   ------------    ------------
Performance:          Investment income--net                                         1.35           1.40            1.06
                      Realized and unrealized gain (loss) on
                      investments--net                                                .15            .10           (1.91)
                                                                             ------------   ------------    ------------
                    Total from investment operations                                 1.50           1.50            (.85)
                                                                             ------------   ------------    ------------
                    Less dividends from investment income--net                      (1.38)         (1.43)           (.94)
                                                                             ------------   ------------    ------------
                    Capital charge resulting from the issuance of
                    Common Stock                                                       --             --            (.02)
                                                                             ------------   ------------    ------------
                    Net asset value, end of period                           $      12.56   $      12.44    $      12.37
                                                                             ============   ============    ============
                    Market price per share, end of period                    $      13.00   $      12.00    $     12.125
                                                                             ============   ============    ============


Total Investment    Based on net asset value per share                             12.71%         13.41%          (6.27%)+++
Return:**                                                                    ============   ============    ============
                    Based on market price per share                                20.94%         11.61%         (13.15%)+++
                                                                             ============   ============    ============


Ratios to Average   Expenses, net of reimbursement and excluding interest
Net Assets:         expense                                                          .81%           .86%            .50%*
                                                                             ============   ============    ============
                    Expenses, net of reimbursement                                  1.65%          2.49%           1.68%*
                                                                             ============   ============    ============
                    Expenses                                                        1.65%          2.49%           2.00%*
                                                                             ============   ============    ============
                    Investment income--net                                          9.15%          8.73%           8.75%*
                                                                             ============   ============    ============


Leverage:           Amount of borrowings (in thousands)                      $      9,250   $     19,750    $     45,000
                                                                             ============   ============    ============
                    Average amount of borrowings outstanding during
                    the period (in thousands)                                $     16,948   $     21,336    $     41,935
                                                                             ============   ============    ============
                    Average amount of borrowings outstanding per share
                    during the period                                        $       1.98   $       2.55    $       5.10
                                                                             ============   ============    ============


Supplemental        Net assets, end of period (in thousands)                 $    108,391   $    106,054    $    101,696
Data:                                                                        ============   ============    ============
                    Portfolio turnover                                             69.75%         61.97%          42.21%
                                                                             ============   ============    ============

                  ++Commencement of Operations.
                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment return excludes the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Corporate High Yield Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol KYT.

(a) Valuation of investments--Portfolio securities (other than short-term obligations but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Repurchase agreements are valued at cost plus accrued interest. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets including futures contracts and related options, are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $144,779 have been reclassified from accumulated net realized capital losses to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the year ended August 31, 1996, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce,
Fenner & Smith Inc. ("MLPF&S"), $4,361 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLPF&S, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1996 were $84,815,646 and $96,408,428, respectively.

Net realized and unrealized losses as of August 31, 1996 were as follows:



                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments            $   (430,981)  $ (7,260,071)
                                 ------------   ------------
Total                            $   (430,981)  $ (7,260,071)
                                 ============   ============

As of August 31, 1996, net unrealized depreciation for Federal income tax purposes aggregated $7,561,255, of which $3,132,755 related to appreciated securities and $10,694,010 related to depreciated securities. The aggregate cost of investments at August 31, 1996 for Federal income tax purposes was $123,295,076.


4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

For the year ended August 31, 1996, shares issued and outstanding increased by 107,955 to 8,630,851 as a result of dividend reinvestment. At August 31, 1996, total paid-in capital amounted to $121,077,338.


5. Short-Term Borrowings:
On February 2, 1996, the Fund extended its credit agreement with a syndicate of banks led by State Street Bank & Trust Company. The agreement is a $60,000,000 credit facility bearing interest at the Federal Funds Rate plus 0.50% and/or the Eurodollar Rate plus 0.50% and/or LIBOR plus 0.50%. For the year ended August 31, 1996, the maximum amount borrowed was $26,500,000, the average amount borrowed was approximately $16,948,000, and the daily weighted average interest rate was 6.23%. For the year ended August 31, 1996, facility and commitment fees aggregated approximately $69,000.

6. Capital Loss Carryforward:
At August 31, 1996, the Fund had a net capital loss carryforward of approximately $6,096,000, of which $2,725,000 expires in 2003 and $3,371,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.


7. Subsequent Event:
On September 6, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.112989 per share, payable on September 30, 1996 to shareholders on record as of September 17, 1996.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders,
Corporate High Yield Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund II, Inc. as of August 31, 1996, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended and the period November 26, 1993 (commencement of operations) to August 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund II, Inc. as of August 31, 1996, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 7, 1996
</AUDIT-REPORT>


PORTFOLIO INFORMATION (unaudited)
                                                                                                                  Percent of
                 As of August 31, 1996                                                                 Long-Term Investments

Ten Largest      Maxxam Group, Inc.           Maxxam is a holding company whose affiliate, Kaiser Aluminum,
Holdings         11.25%        8/01/2003      is a leading producer of aluminum. Kaiser's common stock secures
                 14.726%       8/01/2003      these bonds. Through subsidiaries, Pacific Lumber and Britt
                                              Lumber, Maxxam is the largest producer of premium-grade redwood
                                              lumber in the world.                                                      3.1%

                 Transtar Holdings, Inc.      Transtar is a transportation holding company with seven railroads,
                 12.75%       12/15/2003      a Great Lakes shipping fleet and an inland barge operation. Transtar provides sole rail access and primary water transport for nearly
                                              all the steel plants of USX.                                              2.9%

                 PanAmSat L.P.                PanAmSat operates communications satellites covering an area that
                 10.65%        8/01/2003      includes 97% of the world's population, especially focused on Latin
                                              America and Asia. Additional satellites are scheduled for launch in
                                              the coming years.                                                         2.9%

                 Fresh Del Monte              Fresh Del Monte is a world leader in fresh tropical fruits,
                 Produce Corp.                primarily bananas, but also pineapples and melon. The company is the
                 10%           5/01/2003      third-largest marketer of bananas in the world.                           2.6%

                 Trans Dakota Oil             This limited purpose subsidiary of TransTexas Gas holds publicly
                 24%           9/16/1996      traded TransTexas stock and gas-producing properties as security
                                              for the bonds.                                                            2.3%

                 Marvel Holdings Inc.         Marvel is a holding company that controls 80% of Marvel
                 9.125%        2/15/1998      Entertainment. Marvel Entertainment is the largest publisher of comic books, including Spiderman and X-Men, and a leading marketer
                                              of cards.                                                                 2.1%

                 Tucson Electric & Power Co.  This electric utility serves Tucson, Arizona, and surrounding areas.
                 10.21%        1/01/2009      Our bonds are secured lease obligation bonds on the company's
                                              Springerville coal fired power generation plant.                          2.1%

                 American Telecasting, Inc.   The company is the largest wireless cable television operator in the
                 13.49%        6/15/2004      United States. The company's total service area, when fully built-out,
                 (Warrants)                   will cover over 8 million homes. The company's largest operating
                                              markets are Denver, Portland, Orlando and Columbus.                       2.0%

                 Kaiser Aluminum &            Kaiser, an affiliate of Maxxam Inc., is one of the world's largest
                 Chemical Corp.               leading producers of aluminum. The company mines and refines bauxite
                 12.75%        2/01/2003      into alumina, produces aluminum from alumina and manufactures
                                              fabricated aluminum products.                                             2.0%

                 Telefonica de Argentina S.A. The second-largest company in Argentina, Telefonica de Argentina
                 11.875%      11/01/2004      provides telephone service in southern Argentina, including 59% of
                                              the business district of metropolitan Buenos Aires.                       2.0%


Quality
Ratings


The quality ratings of securities in the Fund as of August 31, 1996 were as follows:


Rating++                          Percent of Net Assets

B or lower                                   62%
BB                                           27
BBB                                           2
NR(Not Rated)                                 9
[FN]
++The quality ratings shown are weighted averages by Standard &
  Poor's Corp. and Moody's Investors Service, Inc.